                                                                    Exhibit 10.3

                                                Southern Star Central
                                                  Gas Pipeline, Inc.

                                                3800 Frederica Street
                                                  P.0. Box 20010
                                                Owensboro, KY 42304
                                                    270/852-5200
TA813

August 8, 2003

Mr. Rick Tangeman
Kansas Gas Service Company,
A Division of ONEOK, Inc.
200 S.W. Sixth Street
Topeka, Kansas 66603

Dear Mr. Tangeman:

         Reference is made to the Transportation Agreement (Agreement) dated October 1, 1994, between Southern Star Central Gas Pipeline, Inc., formerly Williams Gas Pipelines Central, Inc., (Southern Star) and Kansas Gas Service Company, A Division of ONEOK, Inc. (KGS) providing for the transportation of natural gas by Southern Star for KGS.

         Accordingly, Southern Star and KGS hereby desire to amend the Agreement between them as follows:

         A. EXHIBIT "B", Market delivery points, shall be deleted in its entirety and replaced with the attached EXHIBIT "B".

         This amendment shall become effective September 1, 2003 and shall remain in force for a term to coincide with the term of the Agreement.

         The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

         Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

         If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                        Very truly yours,

KANSAS GAS SERVICE COMPANY,             SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
A DIVISION OF ONEOK, INC.

By: R. H. Tangeman                      By James Harder
    --------------------------             -----------------------------------
Title: Director, FERC                   Attest
      Regulatory & Strategy
    --------------------------             -----------------------------------

AGREED TO AND ACCEPTED this            day of                            , 2003.
                            ---------         --------------------------

                               EXHIBIT B - MARKET
                                       TO
                         TRANS-STORAGE CONTRACT TA-0813
                                REQUEST TR-00378
                                DATED 10/01/1994
                BETWEEN SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC


--------------------------------------------------------------------------------------------
                                                                                   MAXIMUM
DELIVERY LOCATION(S)                 POINT        DPY    RATE     TYP      ST       DAILY
                                     NUMBER              AREA                      QTY (DTH)
--------------------------------------------------------------------------------------------
 1 WALMART                            129         235      M      DCL      KS          50
 2 PLUM CREEK FARMS                   143         265      M      DCL      KS          30
 3 SHERWIN                            154         260      M      DCL      KS          50
 4 GARNETT                            156         496      M      DCL      KS          21
 5 SMITH                              157         496      M      DCL      KS          26
 6 SOUTH GARDNER                      164         145      M      DCL      KS       2,250
 7 ARMA-GIRARD-PITTSBURG              206         215      M      DCL      KS      16,262
 8 CHER-SCAM-W. MIN-CARONA-WEIR       207         215      M      DCL      KS       1,332
 9 ARKANSAS CITY                      501         333      M      DCL      KS       7,664
10 KS MKT DOMESTICS                   710         090      M      RDM      KS          20
11 BARNARD                           3508         265      M      DCL      KS          67
12 ELLSWORTH                         3520         265      M      DCL      KS       1,747
13 FREDERICK                         3524         265      M      DCL      KS           5
14 GENESEO                           3528         265      M      DCL      KS         176
15 KANOPOLIS                         3544         265      M      DCL      KS         398
16 LINCOLN                           3548         265      M      DCL      KS         978
17 LUCAS                             3551         265      M      DCL      KS         336
18 LURAY                             3553         265      M      DCL      KS         114
19 MINNEAPOLIS                       3555         265      M      DCL      KS         710
20 SYLVAN GROVE                      3576         265      M      DCL      KS         267
21 VESPER                            3588         265      M      DCL      KS          16
22 BELOIT                            3608         265      M      DCL      KS       2,703
23 BURR OAK                          3610         265      M      DCL      KS         168
24 CAWKER CITY                       3612         265      M      DCL      KS         205
25 DOWNS                             3616         265      M      DCL      KS         570
26 ESBON                             3620         265      M      DCL      KS          96
27 FORMOSA                           3624         265      M      DCL      KS          65
28 GLEN ELDER                        3628         265      M      DCL      KS         319
29 JEWELL                            3640         265      M      DCL      KS         250
30 LEBANON                           3648         265      M      DCL      KS         160
31 MANKATO                           3652         265      M      DCL      KS         772
32 MONTROSE                          3654         265      M      DCL      KS          20
33 OSBORNE                           3660         265      M      DCL      KS       1,122
34 SMITH CENTER                      3676         265      M      DCL      KS       1,396
35 ATLANTA                           6704         333      M      DCL      KS          94
36 BENTON                            6712         300      M      DCL      KS         458
37 BURDEN                            6714         333      M      DCL      KS         342
38 CAMBRIDGE                         6716         333      M      DCL      KS          47
39 DEXTER                            6720         333      M      DCL      KS         202
40 EL DORADO                         6724         300      M      DCL      KS       7,610
41 POTWIN                            6764         300      M      DCL      KS         235
42 TOWANDA                           6780         300      M      DCL      KS         621
43 GRENOLA                           6828         333      M      DCL      KS         150
44 MADISON                           6852         140      M      DCL      KS         490
45 OLPE                              6860         140      M      DCL      KS         260
46 CIRCLEVILLE                       9012         090      M      DCL      KS         135


08/08/03                                                                 PAGE 1

                               EXHIBIT B - MARKET
                                       TO
                         TRANS-STORAGE CONTRACT TA-0813
                                REQUEST TR-00378
                                DATED 10/01/1994
                BETWEEN SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
                   AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC

----------------------------------------------------------------------------------------------
                                                                                     MAXIMUM
  DELIVERY LOCATION(S)                              POINT   DPY   RATE  TYP ST         DAILY
                                                    NUMBER        AREA               QTY (DTH)
----------------------------------------------------------------------------------------------
    47  EVEREST                                    9020     090    M    DCL   KS           180
    48  FAIRVIEW                                   9024     090    M    DCL   KS           129
    49  HAMLIN                                     9032     090    M    DCL   KS            24
    50  HIAWATHA                                   9034     090    M    DCL   KS         2,663
    51  HOLTON                                     9036     090    M    DCL   KS         2,057
    52  HORTON                                     9038     090    M    DCL   KS         1,223
    53  HURON                                      9040     090    M    DCL   KS            13
    54  HIGHLAND & ROBINSON                        9042     090    M    DCL   KS           818
    55  MORRILL                                    9052     090    M    DCL   KS            33
    56  MUSCOTAH                                   9054     090    M    DCL   KS            75
    57  NETAWAKA                                   9057     090    M    DCL   KS            65
    58  NORTONVILLE & WINCHESTER                   9059     180    M    DCL   KS           579
    59  OSKALOOSA                                  9064     180    M    DCL   KS           712
    60  OZAWKIE                                    9066     180    M    DCL   KS           234
    61  RESERVE                                    9075     090    M    DCL   KS            17
    62  SABETHA                                    9079     090    M    DCL   KS         1,811
    63  VALLEY FALLS                               9091     180    M    DCL   KS           727
    64  WATHENA, ELWOOD & TROY                     9093     250    M    DCL   KS         2,525
    65  WHITING                                    9095     090    M    DCL   KS            99
    66  WILLIS                                     9097     090    M    DCL   KS            13
    67  KS CITY, KANSAS                           13644     115    M    DCL   KS         7,815
    68  OVERLAND PARK                             16952     115    M    DCL   KS        64,884
    69  MERRIAM                                   16953     115    M    DCL   KS        15,200
    70  GOESSEL                                   18328     140    M    DCL   KS           235
    71  LYNDON                                    19548     140    M    DCL   KS           667
    72  MELVERN                                   19552     493    M    DCL   KS           236
    73  MICHIGAN VALLEY                           19554     140    M    DCL   KS            24
    74  POMONA                                    19564     140    M    DCL   KS           488
    75  QUENEMO                                   19568     140    M    DCL   KS           192
    76  SCRANTON                                  19576     140    M    DCL   KS         1,490
    77  BALDWIN                                   19608     195    M    DCL   KS         1,574
    78  EDGERTON                                  19620     190    M    DCL   KS           534
    79  GARDNER                                   19628     190    M    DCL   KS         2,500
    80  LECOMPTON                                 19648     180    M    DCL   KS           236
    81  LE LOUP                                   19650     190    M    DCL   KS            18
    82  PERRY                                     19664     180    M    DCL   KS           420
    83  PRINCETON                                 19666     496    M    DCL   KS           117
    84  RICHMOND                                  19672     496    M    DCL   KS           194
    85  SCIPIO                                    19676     496    M    DCL   KS            16
    86  SOMERSET & RURAL                          19678     235    M    DCL   KS            45
    87  TONGANOXIE                                19684     195    M    DCL   KS         1,409
    88  WELLSVILLE                                19690     190    M    DCL   KS           832
    89  BRONSON ETC                               20709     095    M    DCL   KS           647
    90  CARLYLE                                   20712     495    M    DCL   KS            13
    91  CHERRYVALE                                20714     495    M    DCL   KS         1,470
    92  COLONY                                    20716     050    M    DCL   KS           396


08/08/03                                                                 PAGE 2

                               EXHIBIT B - MARKET
                                       TO
                        TRANS-STORAGE CONTRACT TA-0813
                               REQUEST TR-00378
                                DATED 10/01/1994
                BETWEEN SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC


-----------------------------------------------------------------------------------------------------
                                                                                             MAXIMUM
     DELIVERY LOCATION(S)                     POINT         DPY    RATE     TYP     ST        DAILY
                                              NUMBER               AREA                     QTY (DTH)
-----------------------------------------------------------------------------------------------------
 93 DENNIS                                    20720         495      M      DCL      KS          66
 94 ERIE                                      20725         495      M      DCL      KS       1,191
 95 GAS CITY & LA HARPE                       20730         146      M      DCL      KS         922
 96 PARSONS                                   20764         495      M      DCL      KS       7,175
 97 PETROLIA                                  20766         146      M      DCL      KS          33
 98 PIQUA                                     20768         220      M      DCL      KS          77
 99 SOUTH MOUND                               20775         495      M      DCL      KS           8
100 THAYER                                    20785         495      M      DCL      KS         297
101 WALNUT & ST PAUL                          20788         095      M      DCL      KS         498
102 WELDA                                     20792         495      M      DCL      KS         159
103 BAXTER SPRINGS                            21008         225      M      DCL      KS       2,400
104 COLUMBUS                                  21015         260      M      DCL      KS       2,324
105 CRESTLINE                                 21018         260      M      DCL      KS          52
106 FORT SCOTT                                21021         095      M      DCL      KS       5,392
107 GALENA & EMPIRE CITY                      21024         260      M      DCL      KS       1,857
108 LOWELL                                    21048         225      M      DCL      KS         115
109 N RIVERTON                                21055         225      M      DCL      KS         362
110 OSWEGO                                    21060         260      M      DCL      KS       1,359
111 TREECE                                    21080         225      M      DCL      KS          66
112 GRANTVILLE                                24228         180      M      DCL      KS          75
113 MERIDEN                                   24252         180      M      DCL      KS         344
114 SHAWNEE HEIGHTS                           24276         180      M      DCL      KS         894
115 TOPEKA                                    24280         180      M      DCL      KS      70,374
116 ANDOVER                                   27040         300      M      DCL      KS       1,873
117 ATCHISON                                  29001         090      M      DCL      KS       4,941
118 EMPORIA                                   29002         140      M      DCL      KS      11,321
119 LEAVENWORTH                               29003         195      M      DCL      KS      17,119
120 EFFINGHAM                                 29005         090      M      DCL      KS         356
121 MASTER DELIVERY POINT LIST IN EFFECT
---------------------------------------------------------------------------------------------------

TOTAL MAXIMUM DAILY QUANTITY:               298,308 DTH

EFFECTIVE DATE OF THIS EXHIBIT B: 09/01/2003

KANSAS GAS SERVICE CO., A DIV. ONEOK INC              SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
BY: R.H. Tangeman          DATE: 8-26-03        BY:  J. Harder               DATE: 9/10/03
    --------------------         -------             --------------------          -------



08/08/03                                                                 PAGE 3

TA813
                                                     [Williams Logo]
March 25, 2002                                       GAS PIPELINES
                                                     Central
Mr. Richard Tangeman                                 P.O. Box 20008
Kansas Gas Service Co.,                              3800 Frederica St.
A Division of ONEOK, Inc.                            Owensboro, Kentucky 42304
200 S.W. 6th Street                                  270/926-8686
P.O. Box 3538
Topeka, KS 66603

Dear Mr. Tangeman:

         Reference is made to the Transportation Agreement (Agreement) dated October 1, 1994, as amended, between Williams Gas Pipelines Central, Inc. (Central) and Kansas Gas Service Co., A Division of ONEOK, Inc. (KGS) providing for the transportation of natural gas by Central for KGS.

         Accordingly, Central and KGS hereby desire to amend the Agreement between them as follows:

         A. ARTICLE IV, Term, Section 4.1 shall be deleted in its entirety and the following inserted in place thereof:

                                   ARTICLE IV

 Term

    4.1 This Agreement shall become effective October 1, 1994 (the "Effective Date") and shall continue in full force and effect until October 31, 2013, subject to the provisions of Section 6.5; provided, however, subject to Section 6.5, this Agreement shall be considered as renewed and extended beyond such original term for successive five (5) year terms thereafter, unless cancelled, effective at the end of the primary term or at the end of any subsequent five (5) year term, by twelve (12) months advance written notice by either party.

         The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

         Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

         If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                            Very truly yours,

KANSAS GAS SERVICE CO.,                     WILLIAMS GAS PIPELINES CENTRAL, INC.
A DIVISION OF ONEOK, INC.


By: [SIGNATURE ILLEGIBLE]                   By: [SIGNATURE ILLEGIBLE]
    --------------------------------            --------------------------------
                                                Vice President, Customer Service

Title: Vice President, Gas Services         Attest: Sherry L. Rice
       ----------------------------                 ----------------------------
                                                         Asst. Sec.

AGREED TO AND ACCEPTED this 28th day of March, 2002.

                                                                      TA-0813

                         TRANS-STORAGE SERVICE AGREEMENT
                             UNDER RATE SCHEDULE TSS



         THIS AGREEMENT is made and entered into this 3rd day of October 1994, by and between WILLIAMS NATURAL GAS COMPANY, a Delaware corporation, having its principal office in Tulsa, Oklahoma, hereinafter referred to as "WNG," and WESTERN RESOURCES, INC., a Kansas corporation, having its principal office in Topeka, Kansas, hereinafter referred to as "Shipper."

         IN CONSIDERATION of the premises and of the mutual covenants and agreements herein contained, WNG and Shipper agree as follows:


                                    ARTICLE I
                                    QUANTITY


         1.1 Subject to the provisions of this Agreement and of WNG's Rate Schedule TSS, WNG agrees to receive such quantities of natural gas as Shipper may cause to be tendered to WNG at the Primary Receipt Point(s) designated on Exhibit A which are selected from WNG's Master Receipt Point List, as revised from time to time, for transportation and storage on a firm basis; provided, however, that in no event shall WNG be obligated to receive on any day in excess of the Maximum Daily Quantity (MDQ) for each Primary Receipt Point or of the Maximum Daily Transportation Quantity (MDTQ) for all Primary Receipt Points within any area, all as set forth on Exhibit A.

         1.2 WNG agrees to deliver and Shipper agrees to accept (or cause to be accepted) at the Primary Delivery Point(s) taken from the Master Delivery Point List and designated on Exhibit B a quantity of natural gas thermally equivalent to the quantity received by WNG for transportation and withdrawn from storage as provided in Article 1.3 hereunder less appropriate reductions for fuel and loss as provided in WNG's Rate Schedule TSS; provided, however, that WNG shall not be obligated to deliver on any day quantities in excess of the MDQ for each Primary Delivery Point or in the excess of the MDTQ within any area for all Primary Delivery Points, all as set forth in Exhibit B.

         1.3 Subject to the provisions of this Agreement and of WNG's Rate Schedule TSS, WNG agrees to (a) inject and store such quantities of natural gas up to the Maximum Storage Quantity (MSQ) and the Maximum Daily Injection Quantity (MDIQ) as Shipper may cause to be tendered to WNG for injection into storage, less appropriate reductions for fuel and loss, and (b) withdraw such quantities of natural gas up to Shipper's gas in storage and the

Maximum Daily Withdrawal Quantity (MDWQ) reflected on Exhibit C, all on a firm basis.


                                   ARTICLE II
                     DELIVERY POINT(S) AND DELIVERY PRESSURE

         2.1 Natural gas to be delivered hereunder by WNG to or on behalf of Shipper shall be delivered at the outlet side of the measuring station(s) at or near the Delivery Point(s) designated on Exhibit(s) B at WNG's line pressure existing at such Delivery Point(s).



                                   ARTICLE III
              RATE, RATE SCHEDULE AND GENERAL TERMS AND CONDITIONS


         3.1 Shipper shall pay WNG each month for all service rendered hereunder the then-effective, applicable rates and charges under WNG's Rate Schedule TSS, as such rates and charges and Rate Schedule TSS may hereafter be modified, supplemented, superseded or replaced generally or as to the service hereunder. Shipper agrees that WNG shall have the unilateral right from time to time to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service hereunder, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions incorporated by reference in such rate schedule(s); provided, however, Shipper shall have the right to protest any such changes.

         3.2 This Agreement in all respects is subject to the provisions of Rate Schedule TSS, or superseding rate schedule(s), and applicable provisions of the General Terms and Conditions included by reference in said Rate Schedule TSS, all of which are by reference made a part hereof.


                                   ARTICLE IV
                                      TERM


         4.1 This Agreement shall become effective on October 1, 1994 (the "Effective Date") and shall continue in full force and effect until October 31, 2013, subject to the provisions of Section 6.5; provided, however, subject to
Section 6.5, this Agreement shall be considered as renewed and extended beyond such original term for successive five (5) year terms thereafter, unless canceled, effective at the end of the primary term or at the end of any subsequent five (5) year term, by twelve (12) months advance written notice by either party.

         4.2 This Agreement may be suspended or terminated by WNG in the event Shipper fails to pay all of the amount of any bill rendered by WNG hereunder when that amount is due; provided, however, WNG shall give Shipper and the FERC thirty (30) days notice prior to any suspension termination of service. Service may continue hereunder if within the thirty-day notice period satisfactory assurance of payment is made by Shipper in accord with Article 18 of the General Terms and Conditions. Suspension or termination of this Agreement shall not excuse Shipper's obligation to pay all demand and other charges for the original term of the Agreement.

                                    ARTICLE V
                                     NOTICES


         5.1 Unless otherwise agreed to in writing by the parties, any notice, request, demand, statement or bill respecting this Agreement shall be in writing and shall be deemed given when placed in the regular mail or certified mail, postage prepaid and addressed to the other party, or sent by overnight delivery service, or by facsimile, at the following addresses or facsimile numbers, respectively:

          To Shipper:                     Western Resources, Inc.
                                          818 Kansas Avenue
                                          Topeka, KS 66601
                                          Attention: Gas Supply Department
                                          Fax: (913) 575-6405
          To WNG:
          Payments:                       Williams Natural Gas Company
                                          P. 0. Box 3288
                                          Tulsa, OK 74101
          Attention:                      Revenue Accounting

          All Notices:                    Williams Natural Gas Company
                                          P. O. Box 3288
                                          Tulsa, OK 74101
          Attention:                      Manager - Transportation
                                               Services
                                          Fax: (918) 588-3876

                                   ARTICLE VI
                                  MISCELLANEOUS


         6.1 The interpretation, performance and enforcement of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

         6.2 As of the date of execution of Exhibits A, B, and C attached to this Agreement, such executed exhibits shall be incorporated by reference as part of this Agreement. The parties may amend Exhibits A, B, and C by mutual agreement, which amendment shall be reflected in revised Exhibit(s) A, B, and C and shall be incorporated by reference as part of this Agreement.

         6.3 Any Service Agreement under Rate Schedule TSS shall not cover transportation under both TSS-P and TSS-M.

         6.4 OTHER THAN AS MAY BE SET FORTH HEREIN, WNG MAKES NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY.

         6.5   (a) (1)     A Material Adverse Event for purposes of this
                           Agreement shall occur if (i) a legislative, administrative or judicial entity, either State or Federal, takes an action (other than action requiring the "unbundling" described in (ii) below) which materially frustrates the benefit which, at the time of executing the Agreement, either Party reasonably foresaw as accruing to it under this Agreement; or
                           (ii) Shipper is required by law to "unbundle" its distribution transportation service from its distribution sales service, and, if, solely as a result of its customers' exercise of their rights resulting from such "unbundling," the customers of Shipper reduce their annual purchases of gas from Shipper by more than 15% from any one calendar year to the next or by more than 25% in the aggregate. The base period to be used for the purpose of the above
                           25% reduction comparison shall be the amount of gas purchased by such customers from Shipper in the twelve-month period immediately preceding the month in which "unbundling" was effective on Shipper's system.

                  (2) It is the intent of the parties that the values and risks associated with this Agreement be preserved and not altered to the detriment of either party by the occurrence of the Material Adverse Event. If either party believes that the Material Adverse Event has occurred which substantially affects the values and risks associated with this Agreement, then such party may give written notice to the other party of its desire to negotiate whatever modifications to this Agreement are necessary to offset the adverse impact claimed to have resulted from the occurrence of that event. Such notice must be given within sixty days of the occurrence of the Material Adverse Event. Insofar as possible, in the event of the Material Adverse Event, the parties shall modify this Agreement or take other actions as necessary to preserve the aforesaid values and risks such that neither party is prejudiced as the result of such Material Adverse Event.

                  (3) If the parties agree that a Material Adverse Event has occurred and,in the sixty (60) day period following service of the notice described in Section 6.5 (a) (2) above, have not successfully completed their negotiations, the party adversely affected by the Material Adverse Event, as its sole and exclusive remedy, may terminate this Agreement by thirty (30) day prior written notice to the other party. If the parties disagree as to whether a Material Adverse Event has occurred, then the parties will be deemed to have a dispute which shall be submitted to dispute resolution pursuant to Section 6.5(g) below.

                  (4) The foregoing shall be the sole avenue of redress available to the parties in the event of the Material Adverse Event.

                  (5) The fact that an event is an event of Force Majeure under this Agreement will not prevent it from also being a Material Adverse Event.

         6.5   (b)        No party to this Agreement shall be entitled to,
                          and each party hereby waives its right to, take legal or regulatory action with respect to any dispute under this Agreement until it has complied in good faith with the alternative dispute resolution procedures set forth in Section 6.5(g). Should an issue arise as to whether a dispute must be submitted to dispute resolution, that issue shall be decided pursuant to the dispute resolution procedures in
                          Section 6.5 (g). Further, in all
                           cases, this Article shall not apply to the extent either party reasonably deems it necessary to take legal action immediately to prevent irreparable injury.

          6.5   (c)        Notwithstanding the provisions of Section 4.1,
                           after the expiration of two (2) years from the Effective Date, either party shall have the right to terminate all or a portion of the firm capacity provided to the other party under this Agreement on one (1) year prior written notice if the other party has failed to meet a Qualified Offer (as hereinafter defined), but only to the extent of the Qualified
                           Offer. A Qualified Offer to Shipper shall mean a bona fide written offer to Shipper from another natural gas pipeline to provide transportation services for a date certain. Such offer shall be for the provision of firm transportation services serving all or any portion of the markets served by WNG under this Agreement and shall provide (i) reasonably equivalent or superior transportation reliability and security when compared with the combination of services provided by WNG under its rate schedules FTS and TSS as set forth in this Agreement and (ii) a net annual cost of service (e.g., reflecting the revenue received by Shipper for reassigned capacity) to Shipper less than the net annual cost of service for equivalent services offered under this Agreement. A
                           Qualified Offer to WNG shall mean a bona fide written offer to WNG from another natural gas shipper seeking transportation services for a date certain. Such offer shall be for the provision of transportation services for all or any portion of WNG's pipeline system used to serve all or any portion of the markets served by WNG under this Agreement and shall be for firm service. A Qualified Offer shall be required to contain specific dollar rates as the sole consideration and not involve the barter, exchange or lease of non-transportation related goods or services.

           6.5   (d)       If Shipper receives a Qualified Offer that it
                           elects to pursue, Shipper shall notify WNG in writing of the material terms (i.e., term, quantity over the term, pricing over the term, termination provisions and other significant conditions) of the Qualified
                           Offer (the "Shipper Offer Notice"). Within thirty
                           (30) business days of WNG's receipt of the Shipper
                           Offer Notice, WNG shall inform Shipper in writing as to whether the Shipper Offer Notice appears to WNG to be based on a Qualified

                           Offer. If WNG determines that the Shipper Offer Notice is not based on a Qualified Offer, such written notice shall include the basis for such determination. If Shipper disagrees with WNG's determination, it will have the right to contest the determination in accordance with Section 6.5(g) below. If WNG determines that the Shipper Offer Notice is based on a Qualified Offer, then WNG's notice must include either (i) WNG's offer to provide equivalent transportation services at rates and other material terms at least equivalent to that contained in the Shipper Offer Notice, or (ii) WNG's statement that it has declined to meet the Qualified Offer. In the case where WNG has failed or declined to meet a Qualified Offer, WNG and Shipper shall promptly make the necessary amendments to this Agreement to reduce the contracted for firm capacity upon the effective date of the transportation contract with the competing entity making the Qualified Offer. Further, Shipper shall be free to contract with the competing entity providing the Qualified Offer so long as the transportation contract is substantially similar to the terms and conditions set forth in the Shipper Offer Notice and the effective date of such contract is no sooner than one (1) year from the date of the Shipper Offer Notice. Any material amendment to the term, quantity, or pricing of transportation capacity shall constitute a new Qualified Offer which shall require a new Shipper Offer Notice at least one (1) year prior to the earliest of when the material amendment would become effective. In the case where WNG elects to meet the Qualified Offer, the parties will expeditiously incorporate the material terms of the Qualified Offer in this Agreement and provide for reasonable conforming changes to the remainder of the Agreement, all to become effective one (1) year from the date of the Shipper Offer Notice.

           6.5   (e)       If WNG receives a Qualified Offer that it elects
                           to pursue, WNG shall notify Shipper in writing of the material terms (i.e., term, quantity over term, pricing over term, termination provisions and other significant conditions) of the Qualified Offer (the
                           "WNG Offer Notice"). Within thirty (30) business days of Shipper's receipt of the WNG Offer Notice, Shipper shall inform WNG in writing as to whether the WNG
                           Offer Notice appears to Shipper to be based on a Qualified Offer. If Shipper determines that the WNG
                           Offer Notice is not based on a Qualified

                           Offer, such written notice shall include the basis for such determination. If WNG disagrees with Shipper's determination, it will have the right to contest the determination in accordance with Section 6.5(g) below. If Shipper determines that the WNG Offer Notice is based on a Qualified Offer, then Shipper's notice must include either (i) Shipper's offer to acquire equivalent transportation services at rates and other material terms at least equivalent to that contained in the WNG Offer Notice, or (ii) Shipper's statement that it has declined to meet the Qualified Offer. In the case where Shipper has failed or declined to meet a Qualified Offer, WNG and Shipper shall promptly make the necessary amendments to this Agreement to reduce the contracted for firm capacity upon the later of (i) one (1) year from the date of the WNG Offer Notice or (ii) the earliest date thereafter permitted under WNG's then current tariff. Then, WNG shall post the available capacity on its electronic bulletin board as required under its then current tariff. If Shipper fails or declines to meet a Qualified Offer as its response to the WNG Offer Notice, Shipper waives its right to and agrees not to bid on or match the Qualified Offer capacity as permitted under WNG's then current tariff. In the case where Shipper elects to meet the Qualified Offer, the parties will expeditiously incorporate the material terms of the Qualified Offer in this Agreement and provide for reasonable conforming changes to the remainder of the Agreement, all to become effective one (1) year from the date of the WNG Offer Notice.

           6.5   (f)       For a period of one (1) year after the receipt of a
                           Qualified Offer and during the term of any transportation contract with a competing entity replacing capacity under this Agreement, Shipper, or WNG, as appropriate shall maintain sufficient records to verify and substantiate the existence of a bona fide Qualified Offer and, if the Qualified Offer is consummated and agreement(s) executed, the transportation contract(s) with the competing entity conforming to the Qualified Offer. Upon reasonable advance written notice from the party not matching a Qualified Offer exercised no more than twice during any twelve (12) month period, the other party shall make such records available to an independent "Big
                           Six" auditor appointed and paid for by the party not matching a Qualified Offer to verify compliance with the terms of this Section 6.5.

          6.5  (g) (1)    The parties shall attempt promptly and in
                          good faith to resolve any dispute arising out of or relating to this Agreement, through negotiations between representatives who have authority to settle the controversy. Any party may give the other party(ies) written notice of any such dispute not resolved in the normal course of business. Within twenty (20) days after delivery of the notice, representatives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange information and to attempt to resolve the dispute, until the parties conclude that the dispute cannot be resolved through unassisted negotiation. Negotiations extending sixty (60) days after notice shall be deemed at an impasse, unless otherwise agreed by the parties.

                  (2) If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator(s) shall be given at least three working days notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations in any regulatory proceeding and of the Federal and State Rules of Evidence.

                  (3) If a dispute arising out of or relating to this Agreement with more than $20,000.00 at issue has not been resolved within sixty (60) days of the disputing party's notice, a party wishing resolution of the dispute ("Claimant") shall initiate assisted Alternative Dispute Resolution (ADR) proceedings as described in this Section. Once the Claimant has notified the other ("Respondent") of a desire to initiate ADR proceedings, the proceedings shall be governed as follows: By mutual agreement, the parties shall select the ADR method they wish to use. That ADR method may include arbitration, mediation, mini-trial, or any other method which best suits the circumstances of the dispute. The parties shall agree in writing to the chosen ADR method and the procedural rules to be followed within thirty (30) days after receipt of notice of intent to initiate ADR proceedings. To the extent the parties are unable to agree on procedural rules in whole or in part, the current Center for Public Resources (CPR) Model Procedure for Mediation of Business Disputes, CPR Model Mini-trial Procedure, or CPR Commercial Arbitration Rules--whichever applies to the chosen ADR method--shall control, to the extent such rules are consistent with the provisions of this Section. If the parties are unable to agree on an ADR method, the method shall be arbitration.

                           The parties may jointly request that the Kansas Corporation Commission (KCC) select a single unbiased and experienced neutral third party (Neutral) to preside over the ADR proceedings. A Neutral shall be deemed to have adequate experience if an attorney or former judge. None of the Neutrals may be present or former employees, attorneys, or agents of either party or of the KCC. All Neutrals shall be unbiased and have no economic interest in either party or in the issue submitted to ADR. The Neutral shall have no past or present material relationship with the parties or their counsel. If the Kansas Corporation Commission declines to appoint a Neutral or if the parties do not jointly request the Kansas Corporation Commission to select a Neutral, the American Arbitration Association shall be requested to appoint the Neutral.

                  (4) The ADR proceeding shall take place in Wichita, Kansas, within 30 days after the Neutral has been selected. The Neutral shall apply the laws of the State of Oklahoma. The Neutral shall issue a written decision within thirty (30) days after the ADR proceeding is complete. Each party shall be responsible for an equal share of the costs of the ADR proceedings. The parties agree that any applicable statute of limitations shall be tolled during the pendency of the ADR proceedings, and no legal action may be brought in connection with this agreement during the pendency of an ADR proceeding.

                           The Neutral's written decision shall become final and binding on the parties, unless a party objects in writing within thirty (30) days of receipt of the decision. The objecting party may then file a lawsuit in state or federal court in Wichita, Kansas or file a complaint or request for a declaratory order with the Federal Energy Regulatory Commission (FERC). The parties hereby waive their rights to file such a lawsuit in any other court. The Neutral's written decision shall be admissible in the objecting party's lawsuit or in such FERC proceeding.

           6.5  (h)        Contemporaneously with the signing of this
                           Agreement by WNG and Shipper, WNG has made a filing with the FERC regarding the recovery of from $35,000,000 or more of Account No. 191 costs from its customers. Notwithstanding any other provision of this Agreement, Shipper shall have the option to terminate this Agreement by giving 30 days' notice to WNG in the event that: (1) the amount to be recovered by WNG under such filing from its customers
                           (including Shipper) shall exceed $35,000,000, and (2) the regulatory agency having jurisdiction over Shipper issues an order disallowing recovery by Shipper of any portion of Shipper's allocated share of the amount in excess of $35,000,000. The effective date of the termination shall be on the first anniversary date of this Agreement (October 1) subsequent to the end of the 30 day notice period.

            6.5  (i)       This Agreement may be executed in any number of
                           counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement which is binding upon all the parties hereto, notwithstanding that all Parties are not signatories to the same counterpart. A Party's signed facsimile transmission of this Agreement indicates such Party's intent to be bound by the terms of this Agreement upon the other Parties hereto becoming bound hereby. This Agreement will not be effective against any Party if execution (including execution by signed facsimile transmission, as provided in the preceding sentence) by all Parties does not occur.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


ATTEST:                                      WILLIAMS NATURAL GAS COMPANY

By: [SIGNATURE ILLEGIBLE]                 By:   [SIGNATURE ILLEGIBLE]
    ---------------------------------            -------------------------------
         Assistant Secretary
                                             Title:  SRVP
                                                   -----------------------------

ATTEST:                                      WESTERN RESOURCES, INC.

By: [SIGNATURE ILLEGIBLE]                 By:         William E. Brown
    ---------------------------------             ------------------------------

Title:      Ass't. Sec'y.                 Title:      President & CEO, KPL
      ------------------------------               -----------------------------
                                                         As Shipper

                             EXHIBIT A - PRODUCTION
                                       TO
                         TRANS-STORAGE CONTRACT TA-0813
                                REQUEST TR-00378
                                DATED 10/01/1994
                   BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC


-------------------------------------------------------------------------------------------------------------------------
                                                                                                               MAXIMUM
RECEIPT LOCATION(S)                            POINT     DPY     RATE    TYP   SEC-TWN-RNG   COUNTY     ST      DAILY
                                               NUMBER            AREA                                          QTY (DTH)
-------------------------------------------------------------------------------------------------------------------------
1 AMOCO PROD - KS HUGOTON MAINLINE INTERFA      16289    130      P      TRA   03-29S-035M   GRANT      KS      102,785
2 MASTER RECEIPT POINT LIST IN EFFECT
-------------------------------------------------------------------------------------------------------------------------
 TOTAL MAXIMUM DAILY QUANTITY:            102,785 DTH





EFFECTIVE DATE OF THIS EXHIBIT A: 11/01/2001


KANSAS GAS SERVICE CO., A DIV. ONEOK INC    WILLIAMS GAS PIPELINES CENTRAL, INC.

BY: [SIGNATURE ILLEGIBLE]   DATE: 10/31/01       BY: [SIGNATURE ILLEGIBLE]   DATE: 11-19-01
    ---------------------         --------           ---------------------         --------
                                                 V.P. CUSTOMER SERVICES & RATES

11/01/01
                                                                         PAGE 1

                               EXHIBIT A - MARKET
                                       TO
                         TRANS-STORAGE CONTRACT TA-0813
                                REQUEST TR-00378
                                DATED 10/01/1994
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC


-------------------------------------------------------------------------------------------------------------------
                                                                                                            MAXIMUM
RECEIPT LOCATION(S)                        POINT     DPY    RATE     TYP  SEC-TWN-RNG    COUNTY     ST       DAILY
                                           NUMBER           AREA                                           QTY (DTH)
--------------------------------------------------------------------------------------------------------------------
1 WILLIAMS CNTRL - PRD/MKT INTERFACE       999000    909      M      MPT                HARVEY      KS       99,437
2 WILLIAMS CNTRL - MKT STORAGE             999021    909      M      STO   31-09S-020E  JEFFERSON   KS      198,871
3 MASTER RECEIPT POINT LIST IN EFFECT
--------------------------------------------------------------------------------------------------------------------
TOTAL MAXIMUM DAILY QUANTITY:               298,308 DTH



EFFECTIVE DATE OF THIS EXHIBIT A: 11/01/2001


KANSAS GAS SERVICE CO., A DIV. ONEOK INC         WILLIAMS GAS PIPELINES CENTRAL, INC.

BY: [SIGNATURE ILLEGIBLE]   DATE: 10/31/01       BY: [SIGNATURE ILLEGIBLE]   DATE: 11-19-01
    ---------------------         --------           ---------------------         --------

                                              -       V.P. CUSTOMER SERVICES & RATES

11/01/01

                             EXHIBIT B - PRODUCTION
                                       TO
                         TRANS-STORAGE CONTRACT TA-0813
                                REQUEST TR-00378
                                DATED 10/01/1994
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC


--------------------------------------------------------------------------------------------
                                                                                    MAXIMUM
DELIVERY LOCATION(S)                        POINT       DPY    RATE     TYP   ST     DAILY
                                            NUMBER             AREA                 QTY (DTH)
---------------------------------------------------------------------------------------------
1 PRD/MKT INTERFACE                         999000      909      P      PPT   KS     102,785
2 MASTER DELIVERY POINT LIST IN EFFECT
--------------------------------------------------------------------------------------------
TOTAL MAXIMUM DAILY QUANTITY:          102,785 DTH





EFFECTIVE DATE OF THIS EXHIBIT B: 11/01/2001

KANSAS GAS SERVICE CO., A DIV. ONEOK INC        WILLIAMS GAS PIPELINES CENTRAL, INC.

BY: [SIGNATURE ILLEGIBLE]   DATE: 10/31/01      BY: [SIGNATURE ILLEGIBLE]   DATE: 11-19-01
    ---------------------         --------          ---------------------         --------

                                                    V.P. CUSTOMER SERVICES & RATES

11/01/01

                               EXHIBIT C - STORAGE
                                       TO
                         TRANS-STORAGE CONTRACT TA-0813
                                REQUEST TR-00378
                                DATED 10/01/1994
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC

 MAXIMUM DAILY WITHDRAWAL QUANTITY:         198,871 DTH
 MAXIMUM STORAGE QUANTITY:**              6,562,743 DTH

 ** MAXIMUM DAILY WITHDRAWAL QUANTITY TIMES 33.





EFFECTIVE DATE OF THIS EXHIBIT C: 11/01/2001

KANSAS GAS SERVICE CO., A DIV. ONEOK INC         WILLIAMS GAS PIPELINES CENTRAL, INC.

BY: [SIGNATURE ILLEGIBLE]   DATE: 10/31/01       BY: [SIGNATURE ILLEGIBLE]   DATE: 11-19-01
    ---------------------         --------           ---------------------         --------

                                                     V.P. CUSTOMER SERVICES & RATES

11/01/01

TA811
                                                      [WILLIAMS LOGO]

                                                      GAS PIPELINES
March 25, 2002                                        Central
                                                      P.O. Box 20008
                                                      3800 Frederica St.
                                                      Owensboro, Kentucky 42304
                                                      270/926-8686
Mr. Richard Tangeman
Kansas Gas Service Co.
A Division of ONEOK, Inc.
200 S.W. 6th Street
P.O. Box 3538
Topeka, KS 66603

Dear Mr. Richard Tangeman:

         Reference is made to the Transportation Agreement (Agreement) dated October 3, 1994, as amended, between Williams Gas Pipelines Central, Inc. (Central) and Kansas Gas Service Co., A Division of ONEOK, Inc. (KGS) providing for the transportation of natural gas by Central for KGS.

         Accordingly, Central and KGS hereby desire to amend the Agreement between them as follows:

         A. ARTICLE IV, Term, Section 4.1 shall be deleted in its entirety and the following inserted in place thereof:

                                   ARTICLE IV

Term

       4.1 This Agreement shall become effective October 1, 1994 (the "Effective Date") and shall continue in full force and effect until October 31, 2013, subject to the provisions of Section 6.5; provided, however, subject to Section 6.5, this Agreement shall be considered as renewed and extended beyond such original term for successive five (5) year terms thereafter, unless canceled, effective at the end of the primary term or at the end of any subsequent five (5) year term, by twelve (12) months advance written notice by either party.

         The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

         Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

         If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.


                                           Very truly yours,

KANSAS GAS SERVICE CO.,                    WILLIAMS GAS PIPELINES CENTRAL, INC.
A DIVISION OF ONEOK, INC.

By: [SIGNATURE ILLEGIBLE]                  By: [SIGNATURE ILLEGIBLE]
    ------------------------------             -----------------------------
Title: Vice President, Gas Services        ATTEST: [SIGNATURE ILLEGIBLE]
       ----------------------------               ---------------------------
                                                    Asst. Sec.

AGREED TO AND ACCEPTED this 28th day of March, 2002.

TA0811
                                                      [WILLIAMS LOGO]

                                                      GAS PIPELINES
November 12, 2001                                     Central
                                                      P.O. Box 20008
                                                      3800 Frederica St.
                                                      Owensboro, Kentucky 42304
                                                      270/926-8686
Ms. Pat Smith
Kansas Gas Service Co.,
A Division of ONEOK, Inc.
P.O. Box 3538
Topeka, Kansas 66603

Dear Pat:

         Reference is made to the Transportation Agreement (Agreement) dated October 1, 1994, as amended, between Williams Gas Pipelines Central, Inc. (Central) and Kansas Gas Service Co., A Division of ONEOK, Inc. (KGS) providing for the transportation of natural gas by Central for KGS.

         Accordingly, Central and KGS hereby desire to amend the Agreement between them as follows:

         A. ARTICLE IV, Term, Section 4.1 shall be deleted in its entirety and the following inserted in place thereof:

                                   ARTICLE IV

Term

4.1 This Agreement shall continue in full force and effect for a term ending at the beginning of the gas day effective for November 1, 2013.

         B. EXHIBIT "A", Production receipt points, shall be deleted in its entirety and replaced with the attached EXHIBIT "A".

         C. EXHIBIT "B", Production delivery points, shall be deleted in its entirety and replaced with the attached EXHIBIT "B".

         D. EXHIBIT "C", Storage, shall be deleted in its entirety and replaced with the attached EXHIBIT "C".

This amendment shall become effective November 1, 2001 and shall remain in force for a term to coincide with the term of the Agreement.

         The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

         Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

         If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                         Very truly yours,.

KANSAS GAS SERVICE, CO.,                 WILLIAMS GAS PIPELINES CENTRAL, INC.
A DIVISION OF ONEOK, INC.

By [SIGNATURE ILLEGIBLE]                 By [SIGNATURE ILLEGIBLE]
   ------------------------------           -----------------------------


Title Director Gas Supply                Attest V.P. Customer Services & Rates
      ---------------------------               ------------------------------
                                                   [SIGNATURE ILLEGIBLE]
                                                   Asst. Sec.

AGREED TO AND ACCEPTED this 19th day of November, 2001.

                             EXHIBIT A - PRODUCTION
                                       TO
                         TRANS-STORAGE CONTRACT TA-0811
                                REQUEST TR-00377
                                DATED 10/01/1994
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC


---------------------------------------------------------------------------------------------------------------------
                                                                                                             MAXIMUM
     RECEIPT LOCATION(S)                     POINT   DPY  RATE  TYP  SEC-TWN-RNG     COUNTY          ST      DAILY
                                             NUMBER       AREA                                              QTY (DTH)
---------------------------------------------------------------------------------------------------------------------
1 AMOCO PROD - KS HUGOTON MAINLINE INTERFA    16289  130    P   TRA   03-29S-035W    GRANT           KS      50,114
2 WILLIAMS CNTRL - PRD STORAGE               999020  909    P   STO   31-095-020E    JEFFERSON       KS     100,228
3 MASTER RECEIPT POINT LIST IN EFFECT
---------------------------------------------------------------------------------------------------------------------


TOTAL MAXIMUM DAILY QUANTITY:               150,342 DTH

EFFECTIVE DATE OF THIS EXHIBIT A: 11/01/2001

KANSAS GAS SERVICE CO., A DIV. ONEOK INC       WILLIAMS GAS PIPELINES CENTRAL, INC.

BY: [SIGNATURE ILLEGIBLE]   DATE: 10/31/01     BY: [SIGNATURE ILLEGIBLE]   DATE: 11-19-01
    ---------------------         --------         ---------------------         --------

                                                   V.P. CUSTOMER SERVICES & RATES

11/01/01
                                                                        PAGE 1

                             EXHIBIT B - PRODUCTION
                                       TO
                         TRANS-STORAGE CONTRACT TA-0811
                                REQUEST TR-00377
                                DATED 10/01/1994
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC..
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC

------------------------------------------------------------------------------------------------
                                                                                        MAXIMUM
     DELIVERY LOCATION(S)                          POINT    DPY   RATE   TYP   ST        DAILY
                                                   NUMBER         AREA                  QTY (DTH)
------------------------------------------------------------------------------------------------
     1  EL DORADO RURAL                             118     295    P     DCL   KS            42
     2  CLEARWATER                                  510     120    P     DCL   KS         1,006
     3  CONWAY SPRINGS                              512     120    P     DCL   KS           849
     4  HARPER                                      525     120    P     DCL   KS         1,062
     5  KIOWA                                       530     315    P     DCL   KS           837
     6  OXFORD                                      540     333    P     DCL   KS           621
     7  WELLINGTON                                  590     333    P     DCL   KS         5,118
     8  KS PRD DOMESTICS                            610     120    P     RDM   KS           194
     9  OK PRD DOMESTICS                            620     400    P     RDM   OK             0
    10  ARNETT                                      904     458    P     DCL   OK             0
    11  CAPRON                                      912     315    P     DCL   OK             0
    12  BARNSDALL                                  2008     357    P     DCL   OK             0
    13  BARTLESVILLE & DEWEY                       2009     357    P     DCL   OK             0
    14  DELAWARE                                   2016     357    P     DCL   OK             0
    15  NOWATA                                     2056     357    P     DCL   OK             0
    16  PAWHUSKA                                   2064     334    P     DCL   OK             0
    17  ALDEN                                      3504     490    P     DCL   KS           155
    18  CHASE                                      3512     045    P     DCL   KS           168
    19  RAYMOND                                    3572     045    P     DCL   KS            58
    20  AUGUSTA & LEON                             6706     295    P     DCL   KS         5,054
    21  DOUGLAS                                    6722     295    P     DCL   KS           888
    22  HUTCHINSON                                 9835     490    P     DCL   KS         1,529
    23  NEWTON                                    18356     120    P     DCL   KS        10,061
    24  BELLE PLAINE                              27015     333    P     DCL   KS           966
    25  BENTLEY                                   27020     120    P     DCL   KS           112
    26  DERBY                                     27035     120    P     DCL   KS         7,329
    27  HAYSVILLE                                 27050     120    P     DCL   KS         4,199
    28  MULVANE                                   27060     120    P     DCL   KS         2,628
    29  ROSE HILL                                 27065     295    P     DCL   KS         1,252
    30  SEDGWICK                                  27070     120    P     DCL   KS           758
    31  UDALL                                     27080     333    P     DCL   KS           406
    32  VALLEY CENTER                             27085     120    P     DCL   KS         2,365
    33  WICHITA                                   27092     120    P     DCL   KS       102,685
    34  MASTER DELIVERY POINT LIST IN EFFECT
------------------------------------------------------------------------------------------------
 TOTAL MAXIMUM DAILY QUANTITY:                150,342 DTH

EFFECTIVE DATE OF THIS EXHIBIT B: 11/01/2001

KANSAS GAS SERVICE CO., A DIV. ONEOK INC         WILLIAMS GAS PIPELINES CENTRAL, INC.

BY: [SIGNATURE ILLEGIBLE]   DATE: 10/31/01       BY: [SIGNATURE ILLEGIBLE]   DATE: 11-19-01
    ---------------------         --------           ---------------------         --------

                                                     V.P. CUSTOMER SERVICES & RATES

11/01/01

                               EXHIBIT C - STORAGE
                                       TO
                         TRANS-STORAGE CONTRACT TA-0811
                                REQUEST TR-00377
                                DATED 10/01/1994
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                  AND KANSAS GAS SERVICE CO., A DIV. ONEOK INC

 MAXIMUM DAILY WITHDRAWAL QUANTITY:         100,228 DTH
 MAXIMUM STORAGE QUANTITY:**              3,307,524 DTH
-------------------------------------------------------------------------------

** MAXIMUM DAILY WITHDRAWAL QUANTITY TIMES 33.

EFFECTIVE DATE OF THIS EXHIBIT C: 11/01/2001

KANSAS GAS SERVICE CO., A DIV. ONEOK INC         WILLIAMS GAS PIPELINES CENTRAL, INC.

BY: [SIGNATURE ILLEGIBLE]   DATE: 10/31/01       BY: [SIGNATURE ILLEGIBLE]   DATE: 11-19-01
    ---------------------         --------           ---------------------         --------

                                                     V.P. CUSTOMER SERVICES & RATES

11/01/01
                                                                        PAGE 1

                                                                       TA-0811

                         TRANS-STORAGE SERVICE AGREEMENT
                             UNDER RATE SCHEDULE TSS



         THIS AGREEMENT is made and entered into this 3rd day of October 1994, by and between WILLIAMS NATURAL GAS COMPANY, a Delaware corporation, having its principal office in Tulsa, Oklahoma, hereinafter referred to as "WNG," and WESTERN RESOURCES, INC., a Kansas corporation, having its principal office in Topeka, Kansas, hereinafter referred to as "Shipper."

         IN CONSIDERATION of the premises and of the mutual covenants and agreements herein contained, WNG and Shipper agree as follows:


                                    ARTICLE I
                                    QUANTITY


         1.1 Subject to the provisions of this Agreement and of WNG's Rate Schedule TSS, WNG agrees to receive such quantities of natural gas as Shipper may cause to be tendered to WNG at the Primary Receipt Point(s) designated on Exhibit A which are selected from WNG's Master Receipt Point List, as revised from time to time, for transportation and storage on a firm basis; provided, however, that in no event shall WNG be obligated to receive on any day in excess of the Maximum Daily Quantity (MDQ) for each Primary Receipt Point or of the Maximum Daily Transportation Quantity (MDTQ) for all Primary Receipt Points within any area, all as set forth on Exhibit A.

         1.2 WNG agrees to deliver and Shipper agrees to accept (or cause to be accepted) at the Primary Delivery Point(s) taken from the Master Delivery Point List and designated on Exhibit B a quantity of natural gas thermally equivalent to the quantity received by WNG for transportation and withdrawn from storage as provided in Article 1.3 hereunder less appropriate reductions for fuel and loss as provided in WNG's Rate Schedule TSS; provided, however, that WNG shall not be obligated to deliver on any day quantities in excess of the MDQ for each Primary Delivery Point or in the excess of the MDTQ within any area for all Primary Delivery Points, all as set forth in Exhibit B.

         1.3 Subject to the provisions of this Agreement and of WNG's Rate Schedule TSS, WNG agrees to (a) inject and store such quantities of natural gas up to the Maximum Storage Quantity (MSQ) and the Maximum Daily Injection Quantity (MDIQ) as Shipper may cause to be tendered to WNG for injection into storage, less appropriate reductions for fuel and loss, and (b) withdraw such quantities of natural gas up to Shipper's gas in storage and the

Maximum Daily Withdrawal Quantity (MDWQ) reflected on Exhibit C, all on a firm basis.

                                   ARTICLE II
                     DELIVERY POINT(S) AND DELIVERY PRESSURE

         2.1 Natural gas to be delivered hereunder by WNG to or on behalf of Shipper shall be delivered at the outlet side of the measuring station(s) at or near the Delivery Point(s) designated on Exhibit(s) B at WNG's line pressure existing at such Delivery Point(s).



                                   ARTICLE III
              RATE, RATE SCHEDULE AND GENERAL TERMS AND CONDITIONS

         3.1 Shipper shall pay WNG each month for all service rendered hereunder the then-effective, applicable rates and charges under WNG's Rate Schedule TSS, as such rates and charges and Rate Schedule TSS may hereafter be modified, supplemented, superseded or replaced generally or as to the service hereunder. Shipper agrees that WNG shall have the unilateral right from time to time to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service hereunder, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions incorporated by reference in such rate schedule(s); provided, however, Shipper shall have the right to protest any such changes.

         3.2 This Agreement in all respects is subject to the provisions of Rate Schedule TSS, or superseding rate schedule(s), and applicable provisions of the General Terms and Conditions included by reference in said Rate Schedule TSS, all of which are by reference made a part hereof.


                                   ARTICLE IV
                                      TERM


         4.1 This Agreement shall become effective on October 1, 1994 (the "Effective Date") and shall continue in full force and effect until October 31, 2013, subject to the provisions of Section 6.5; provided, however, subject to
Section 6.5, this Agreement shall be considered as renewed and extended beyond such original term for successive five (5) year terms thereafter, unless canceled, effective at the end of the primary term or at the end of any subsequent five (5) year term, by twelve (12) months advance written notice by either party.

         4.2 This Agreement may be suspended or terminated by WNG in the event Shipper fails to pay all of the amount of any bill rendered by WNG hereunder when that amount is due; provided, however, WNG shall give Shipper and the FERC thirty (30) days notice prior to any suspension termination of service. Service may continue hereunder if within the thirty-day notice period satisfactory assurance of payment is made by Shipper in accord with Article 18 of the General Terms and Conditions. Suspension or termination of this Agreement shall not excuse Shipper's obligation to pay all demand and other charges for the original term of the Agreement.

                                    ARTICLE V
                                     NOTICES


         5.1 Unless otherwise agreed to in writing by the parties, any notice, request, demand, statement or bill respecting this Agreement shall be in writing and shall be deemed given when placed in the regular mail or certified mail, postage prepaid and addressed to the other party, or sent by overnight delivery service, or by facsimile, at the following addresses or facsimile numbers, respectively:

         To Shipper:                     Western Resources, Inc.
                                         818 Kansas Avenue
                                         Topeka, KS 66601
                                         Attention: Gas Supply Department
                                         Fax:  (913) 575-6405
         To WNG:
         Payments:                       Williams Natural Gas Company
                                         P. 0. Box 3288
                                         Tulsa, OK 74101
         Attention:                      Revenue Accounting

         All Notices:                    Williams Natural Gas Company
                                         P. O. Box 3288
                                         Tulsa, OK 74101
         Attention:                      Manager - Transportation
                                               Services
                                         Fax:  (918) 588-3876

                                   ARTICLE VI
                                  MISCELLANEOUS


         6.1 The interpretation, performance and enforcement of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

         6.2 As of the date of execution of Exhibits A, B, and C attached to this Agreement, such executed exhibits shall be incorporated by reference as part of this Agreement. The parties may amend Exhibits A, B, and C by mutual agreement, which amendment shall be reflected in revised Exhibit(s) A, B, and C and shall be incorporated by reference as part of this Agreement.

         6.3 Any Service Agreement under Rate Schedule TSS shall not cover transportation under both TSS-P and TSS-M.

         6.4 OTHER THAN AS MAY BE SET FORTH HEREIN, WNG MAKES NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY.

         6.5    (a)    (1) A Material Adverse Event for purposes of this
                           Agreement shall occur if (i) a legislative, administrative or judicial entity, either State or Federal, takes an action (other than action requiring the "unbundling" described in (ii) below) which materially frustrates the benefit which, at the time of executing the Agreement, either Party reasonably foresaw as accruing to it under this Agreement; or
                           (ii) Shipper is required by law to "unbundle" its distribution transportation service from its distribution sales service, and, if, solely as a result of its customers' exercise of their rights resulting from such "unbundling," the customers of Shipper reduce their annual purchases of gas from Shipper by more than 15% from any one calendar year to the next or by more than 25% in the aggregate. The base period to be used for the purpose of the above 25% reduction comparison shall be the amount of gas purchased by such customers from Shipper in the twelve-month period immediately preceding the month in which "unbundling" was effective on Shipper's system.

                       (2) It is the intent of the parties that the values and
                           risks associated with this Agreement be preserved and not altered to the detriment of either party by the occurrence of the Material Adverse Event. If either party believes that the Material Adverse Event has occurred which substantially affects the values and risks associated with this Agreement, then such party may give written notice to the other party of its desire to negotiate whatever modifications to this Agreement are necessary to offset the adverse impact claimed to have resulted from the occurrence of that event. Such notice must be given within sixty days of the occurrence of the Material Adverse Event. Insofar as possible, in the event of the Material Adverse Event, the parties shall modify this Agreement or take other actions as necessary to preserve the aforesaid values and risks such that neither party is prejudiced as the result of such Material Adverse Event.

                  (3) If the parties agree that a Material Adverse Event has occurred and, in the sixty (60) day period following service of the notice described in Section 6.5(a)(2) above, have not successfully completed their negotiations, the party adversely affected by the Material Adverse Event, as its sole and exclusive remedy, may terminate this Agreement by thirty (30) day prior written notice to the other party. If the parties disagree as to whether a Material Adverse Event has occurred, then the parties will be deemed to have a dispute which shall be submitted to dispute resolution pursuant to Section 6.5(g) below.

                  (4) The foregoing shall be the sole avenue of redress available to the parties in the event of the Material Adverse Event.

                  (5) The fact that an event is an event of Force Majeure under this Agreement will not prevent it from also being a Material Adverse Event.

         6.5    (b)        No party to this Agreement shall be entitled to,
                           and each party hereby waives its right to, take legal or regulatory action with respect to any dispute under this Agreement until it has complied in good faith with the alternative dispute resolution procedures set forth in Section 6.5(g).
                           Should an issue arise as to whether a dispute must be submitted to dispute resolution, that issue shall be decided pursuant to the dispute resolution procedures in Section 6.5 (g). Further, in all cases, this Article shall not apply to the extent either party reasonably deems it necessary to take legal action immediately to prevent irreparable injury.

         6.5    (c)        Notwithstanding the provisions of Section 4.1,
                           after the expiration of two (2) years from the Effective Date, either party shall have the right to terminate all or a portion of the firm capacity provided to the other party under this Agreement on one (1) year prior written notice if the other party has failed to meet a Qualified Offer (as hereinafter defined), but only to the extent of the Qualified
                           Offer. A Qualified Offer to Shipper shall mean a bona fide written offer to Shipper from another natural gas pipeline to provide transportation services for a date certain. Such offer shall be for the provision of firm transportation services serving all or any portion of the markets served by WNG under this Agreement and shall provide (i) reasonably equivalent or superior transportation reliability and security when compared with the combination of services provided by WNG under its rate schedules FTS and TSS as set forth in this Agreement and (ii) a net annual cost of service (e.g., reflecting the revenue received by Shipper for reassigned capacity) to Shipper less than the net annual cost of service for equivalent services offered under this Agreement. A
                           Qualified Offer to WNG shall mean a bona fide written offer to WNG from another natural gas shipper seeking transportation services for a date certain. Such offer shall be for the provision of transportation services for all or any portion of WNG's pipeline system used to serve all or any portion of the markets served by WNG under this Agreement and shall be for firm service. A Qualified Offer shall be required to contain specific dollar rates as the sole consideration and not involve the barter, exchange or lease of non-transportation related goods or services.

         6.5    (d)        If Shipper receives a Qualified Offer that it
                           elects to pursue, Shipper shall notify WNG in writing of the material terms (i.e., term, quantity over the term, pricing over the term, termination provisions and other significant conditions) of the Qualified
                           Offer (the "Shipper Offer Notice"). Within thirty
                           (30) business days of WNG's receipt of the Shipper
                           Offer Notice, WNG shall inform Shipper in writing as to whether the Shipper Offer Notice appears to WNG to be based on a Qualified

                           Offer. If WNG determines that the Shopper Offer Notice is not based on a Qualified Offer, such written notice shall include the basis for such determination. If Shipper disagrees with WNG's determination, it will have the right to contest the determination in accordance with Section 6.5(g) below. If WNG determines that the Shipper Offer Notice is based on a Qualified Offer, then WNG's notice must include either (i) WNG's offer to provide equivalent transportation services at rates and other material terms at least equivalent to that contained in the Shipper Offer Notice, or (ii) WNG's statement that it has declined to meet the Qualified Offer. In the case where WNG has failed or declined to meet a Qualified Offer, WNG and Shipper shall promptly make the necessary amendments to this Agreement to reduce the contracted for firm capacity upon the effective date of the transportation contract with the competing entity making the Qualified Offer. Further, Shipper shall be free to contract with the competing entity providing the Qualified Offer so long as the transportation contract is substantially similar to the terms and conditions set forth in the Shipper Offer Notice and the effective date of such contract is no sooner than one (1) year from the date of the Shipper Offer Notice. Any material amendment to the term, quantity, or pricing of transportation capacity shall constitute a new Qualified Offer which shall require a new Shipper Offer Notice at least one (1) year prior to the earliest of when the material amendment would become effective. In the case where WNG elects to meet the Qualified Offer, the parties will expeditiously incorporate the material terms of the Qualified Offer in this Agreement and provide for reasonable conforming changes to the remainder of the Agreement, all to become effective one (1) year from the date of the Shipper Offer Notice.

         6.5    (e)        If WNG receives a Qualified Offer that it elects
                           to pursue, WNG shall notify Shipper in writing of the material terms (i.e., term, quantity over term, pricing over term, termination provisions and other significant conditions) of the Qualified Offer (the
                           "WNG Offer Notice"). Within thirty (30) business days of Shipper's receipt of the WNG Offer Notice, Shipper shall inform WNG in writing as to whether the WNG
                           Offer Notice appears to Shipper to be based on a Qualified Offer. If Shipper determines that the WNG
                           Offer Notice is not based on a Qualified

                           Offer, such written notice shall include the basis for such determination. If WNG disagrees with Shipper's determination, it will have the right to contest the determination in accordance with Section 6.5(g) below. If Shipper determines that the WNG Offer Notice is based on a Qualified Offer, then Shipper's notice must include either (i) Shipper's offer to acquire equivalent transportation services at rates and other material terms at least equivalent to that contained in the WNG Offer Notice, or (ii) Shipper's statement that it has declined to meet the Qualified Offer. In the case where Shipper has failed or declined to meet a Qualified Offer, WNG and Shipper shall promptly make the necessary amendments to this Agreement to reduce the contracted for firm capacity upon the later of (i) one (1) year from the date of the WNG Offer Notice or (ii) the earliest date thereafter permitted under WNG's then current tariff. Then, WNG shall post the available capacity on its electronic bulletin board as required under its then current tariff. If Shipper fails or declines to meet a Qualified Offer as its response to the WNG Offer Notice, Shipper waives its right to and agrees not to bid on or match the Qualified Offer capacity as permitted under WNG's then current tariff. In the case where Shipper elects to meet the Qualified Offer, the parties will expeditiously incorporate the material terms of the Qualified Offer in this Agreement and provide for reasonable conforming changes to the remainder of the Agreement, all to become effective one (1) year from the date of the WNG Offer Notice.

         6.5    (f)        For a period of one (1) year after the receipt of
                           a Qualified Offer and during the term of any transportation contract with a competing entity replacing capacity under this Agreement, Shipper, or WNG, as appropriate shall maintain sufficient records to verify and substantiate the existence of a bona fide Qualified Offer and, if the Qualified Offer is consummated and agreement(s) executed, the transportation contract(s) with the competing entity conforming to the Qualified Offer. Upon reasonable advance written notice from the party not matching a Qualified Offer exercised no more than twice during any twelve (12) month period, the other party shall make such records available to an independent "Big
                           Six" auditor appointed and paid for by the party not matching a Qualified Offer to verify compliance with the terms of this Section 6.5.

         6.5    (g) (1)   The parties shall attempt promptly and in
                          good faith to resolve any dispute arising out of or relating to this Agreement, through negotiations between representatives who have authority to settle the controversy. Any party may give the other party(ies) written notice of any such dispute not resolved in the normal course of business. Within twenty (20) days after delivery of the notice, representatives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange information and to attempt to resolve the dispute, until the parties conclude that the dispute cannot be resolved through unassisted negotiation. Negotiations extending sixty
                          (60) days after notice shall be deemed at an impasse, unless otherwise agreed by the parties.

                    (2) If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator(s) shall be given at least three working days notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations in any regulatory proceeding and of the Federal and State Rules of Evidence.

                    (3) If a dispute arising out of or relating to this Agreement with more than $20,000.00 at issue has not been resolved within sixty (60) days of the disputing party's notice, a party wishing resolution of the dispute ("Claimant") shall initiate assisted Alternative Dispute Resolution (ADR) proceedings as described in this Section. Once the Claimant has notified the other ("Respondent") of a desire to initiate ADR proceedings, the proceedings shall be governed as follows: By mutual agreement, the parties shall select the ADR method they wish to use. That ADR method may include arbitration, mediation, mini-trial, or any other method which best suits the circumstances of the dispute. The parties shall agree in writing to the chosen ADR method and the procedural rules to be followed within thirty (30) days after receipt of notice of intent to initiate ADR proceedings. To the extent the parties are unable to agree on procedural rules in whole or in part, the current Center for Public Resources (CPR) Model Procedure for Mediation of Business Disputes, CPR Model Mini-trial Procedure, or CPR Commercial Arbitration Rules--whichever applies to the chosen ADR method--shall control, to the extent such rules are consistent with the provisions of this Section. If the parties are unable to agree on an ADR method, the method shall be arbitration.

                           The parties may jointly request that the Kansas Corporation Commission (KCC) select a single unbiased and experienced neutral third party (Neutral) to preside over the ADR proceedings. A Neutral shall be deemed to have adequate experience if an attorney or former judge. None of the Neutrals may be present or former employees, attorneys, or agents of either party or of the KCC. All Neutrals shall be unbiased and have no economic interest in either party or in the issue submitted to ADR. The Neutral shall have no past or present material relationship with the parties or their counsel. If the Kansas Corporation Commission declines to appoint a Neutral or if the parties do not jointly request the Kansas Corporation Commission to select a Neutral, the American Arbitration Association shall be requested to appoint the Neutral.

                    (4) The ADR proceeding shall take place in Wichita, Kansas, within 30 days after the Neutral has been selected. The Neutral shall apply the laws of the State of Oklahoma. The Neutral shall issue a written decision within thirty (30) days after the ADR proceeding is complete. Each party shall be responsible for an equal share of the costs of the ADR proceedings. The parties agree that any applicable statute of limitations shall be tolled during the pendency of the ADR proceedings, and no legal action may be brought in connection with this agreement during the pendency of an ADR proceeding.

                           The Neutral's written decision shall become final and binding on the parties, unless a party objects in writing within thirty (30) days of receipt of the decision. The objecting party may then file a lawsuit in state or federal court in Wichita, Kansas or file a complaint or request for a declaratory order with the Federal Energy Regulatory Commission (FERC). The parties hereby waive their rights to file such a lawsuit in any other court. The Neutral's written decision shall be admissible in the objecting party's lawsuit or in such FERC proceeding.

          6.5    (h)       Contemporaneously with the signing of this
                           Agreement by WNG and Shipper, WNG has made a filing with the FERC regarding the recovery of from $35,000,000 or more of Account No. 191 costs from its customers. Notwithstanding any other provision of this Agreement, Shipper shall have the option to terminate this Agreement by giving 30 days' notice to WNG in the event that: (1) the amount to be recovered by WNG under such filing from its customers
                           (including Shipper) shall exceed $35,000,000, and (2) the regulatory agency having jurisdiction over Shipper issues an order disallowing recovery by Shipper of any portion of Shipper's allocated share of the amount in excess of $35,000,000. The effective date of the termination shall be on the first anniversary date of this Agreement (October 1) subsequent to the end of the 30 day notice period.

          6.5    (i)       This Agreement may be executed in any number of
                           counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement which is binding upon all the parties hereto, notwithstanding that all Parties are not signatories to the same counterpart. A Party's signed facsimile transmission of this Agreement indicates such Party's intent to be bound by the terms of this Agreement upon the other Parties hereto becoming bound hereby. This Agreement will not be effective against any Party if execution (including execution by signed facsimile transmission, as provided in the preceding sentence) by all Parties does not occur.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


ATTEST:                                     WILLIAMS NATURAL GAS COMPANY

By: [SIGNATURE ILLEGIBLE]                   By: [SIGNATURE ILLEGIBLE]
    --------------------------                   ---------------------------
    Assistant Secretary                     Title: Sr. VP
                                                   -------------------------

ATTEST:                                     WESTERN RESOURCES, INC.

By: [SIGNATURE ILLEGIBLE]                   By: William E. Brown
    --------------------------                  ----------------------------
Title: Ass't. Sec'y.                        Title: President & CEO, KPL
       -----------------------                     -------------------------
                                                   As Shipper